UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2020

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC
Warrants, each to purchase one share of Common Stock	NDRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On January 13, 2020, ENDRA Life Sciences Inc. (the “Company”) entered into Amendment 3 (the “Amendment”) to that certain Collaborative Research Agreement between the Company and General Electric Company (“GE”), dated as of April 22, 2016, as amended by that certain Amendment 1 to Collaborative Research Agreement, dated April 21, 2017, and by that certain Amendment 2 to Collaborative Research Agreement, dated January 30, 2018 (the “Agreement”). The Amendment extends the term of the Agreement to January 14, 2021 and modifies certain rights of first offer held by GE with respect to manufacturing and licensing rights for the Company’s Thermo-Acoustic Enhanced Ultrasound technology for use in a fatty liver disease application.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference. In the event of any conflict between this summary and the full text of the Amendment, the text of the Amendment shall control.

Item 7.01 Regulation FD Disclosure

On January 15, 2020, the Company issued a press release announcing its entry into the Amendment. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

10.1	Amendment 3 to Collaborative Research Agreement, dated January 13, 2020, by and between the Company and General Electric Company.

99.1	Press Release dated January 15, 2020 issued by the Company, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
January 15, 2020
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer

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